J.P. MORGAN INCOME FUNDS

JPMorgan Core Bond Fund (the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated September 4, 2019

to the Summary Prospectuses, Prospectuses and

Statements of Additional Information dated July 1, 2019, as supplemented

Effective immediately, Barbara Miller has been promoted to a new role as the Global Chief Investment Officer (“CIO”) of Customized Bond Portfolios for J.P. Morgan Investment Management Inc. (“JPMIM”). In connection with Ms. Miller’s promotion, Richard Figuly will serve as lead portfolio manager of the Fund effective immediately. Ms. Miller will continue to serve as a portfolio manager of the Fund until March 31, 2020 to ensure a smooth transition of her responsibilities to the other members of the portfolio management team. Effective immediately, the section “Risk/Return Summary — Management” section is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Figuly	2015	Managing Director
Barbara Miller[1]	2015	Managing Director
Justin Rucker	2019	Executive Director

1	Until March 31, 2020.

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Core Bond Fund” section is deleted in its entirety and replaced by the following:

Core Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by research teams who provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objective of the Fund.

Richard Figuly, Managing Director, is the lead portfolio manager responsible for day-to-day management of the Fund. An employee of JPMIM or predecessor firms since 1993 and member of the portfolio management team since September 2015, Mr. Figuly is a member of JPMIM’s Global Fixed Income, Currency & Commodities Group (“GFICC”) and head of GFICC’s Core Bond team with responsibility for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. Barbara Miller, Managing Director, serves as a portfolio manager of the Fund until March 31, 2020. An employee of JPMIM or predecessor firms since 1994 and portfolio manager for the Fund since September 2015, Ms. Miller currently is the Global Chief Investment Officer (“CIO”) of Customized Bond Portfolios for JPMIM. Prior to September 2019, Ms. Miller was the lead portfolio manager of the Fund and the head of the U.S. Value Driven Platform within GFICC. She also has served as the manager and a senior portfolio manager for the Fixed Income Mid Institutional Taxable Group since 2007 which provides individually managed fixed income investments for fully discretionary, institutional accounts and personal investment management accounts. An employee of JPMIM since 2006 and a portfolio manager of the Fund since 2019, Justin Rucker, Executive Director, is a member of GFICC and a portfolio manager responsible for managing Long Duration and Core Bond institutional taxable bond portfolios.

Additionally, effective March 31, 2020, all references to Ms. Miller are hereby removed from the Statements of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-CB-PM-919